UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2006

Semiannual Report
to Shareholders

DWS New York Tax-Free
Income Fund

(formerly Scudder New York Tax-Free Income Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Finally, insurance pertains to the timely payment of principal and interest by the issuer of the underlying securities, and not to the value of the fund's shares. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 5- and 10-year periods shown for Class A shares and during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS New York Tax-Free Income Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	1.11%	3.52%	3.47%	4.74%	5.00%
Class B	.89%	2.87%	2.82%	3.97%	4.21%
Class C	.86%	2.80%	2.77%	3.96%	4.21%
Lehman Brothers Municipal Bond Index+	.99%	3.87%	4.37%	5.51%	5.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/06	$ 10.94	$ 10.96	$ 10.94
8/31/05	$ 11.05	$ 11.07	$ 11.05
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .22	$ .19	$ .18
Capital Gains as of 2/28/06	$ .02	$ .02	$ .02
February Income Dividend	$ .0368	$ .0319	$ .0311
SEC 30-day Yield as of 2/28/06++	3.17%	2.73%	2.65%
Tax Equivalent Yield as of 2/28/06++	5.28%	4.55%	4.42%
Current Annualized Distribution Rate (based on Net Asset Value) as of 2/28/06++	4.38%	3.79%	3.71%

++ The SEC yield is net investment income per share earned over the month ended February 28, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.20% and 2.31% for Class B and C shares, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.26% and 3.37% for Class B and C, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — New York Municipal Debt Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	42	of	107	39
3-Year	62	of	106	58
5-Year	46	of	91	47
10-Year	41	of	64	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS New York Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS New York Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,886	$10,580	$12,036	$15,555
	Average annual total return	-1.14%	1.90%	3.78%	4.52%
Class B	Growth of $10,000	$9,989	$10,674	$12,046	$15,097
	Average annual total return	-.11%	2.20%	3.79%	4.21%
Class C	Growth of $10,000	$10,280	$10,854	$12,141	$15,102
	Average annual total return	2.80%	2.77%	3.96%	4.21%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,367	$13,076	$17,581
	Average annual total return	3.87%	4.37%	5.51%	5.80%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the Life of Class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, the returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/28/06
DWS New York Tax-Free Income Fund	6-Month*	1-Year	3-Year	Life of Class*
Class S	1.30%	3.71%	3.69%	4.91%
Lehman Brothers Municipal Bond Index+	.99%	3.87%	4.37%	5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class S shares commenced operations on June 18, 2001. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/06	$ 10.94
8/31/05	$ 11.05
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .23
Capital Gains as of 2/28/06	$ .02
February Income Dividend	$ .0378
SEC 30-day Yield as of 2/28/06++	3.44%
Tax Equivalent Yield as of 2/28/06++	5.73%
Current Annualized Distribution Rate as of 2/28/06++	4.50%

++ The SEC yield is net investment income per share earned over the month ended February 28, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.01% (combined New York state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — New York Municipal Debt Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	32	of	107	30
3-Year	57	of	106	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS New York Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Comparative Results as of 2/28/06
DWS New York Tax-Free Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,371	$11,149	$12,533
	Average annual total return	3.71%	3.69%	4.91%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,367	$12,876
	Average annual total return	3.87%	4.37%	5.57%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns begin June 30, 2001.

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,011.10	$ 1,008.90	$ 1,008.60	$ 1,013.00
Expenses Paid per $1,000*	$ 4.29	$ 7.42	$ 7.77	$ 3.34
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,020.53	$ 1,017.41	$ 1,017.06	$ 1,021.47
Expenses Paid per $1,000*	$ 4.31	$ 7.45	$ 7.80	$ 3.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS New York Tax-Free Income Fund	.86%	1.49%	1.56%	.67%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of DWS New York Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, the DWS municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended February 28, 2006?

A: Over the period, both the taxable and municipal bond markets saw weak results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 0.99% for the six-month period ended February 28, 2006.1 This compared favorably with the broad taxable bond market, which returned -0.11% for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For roughly the first half of the fund's semiannual period, the supply of municipal issues coming to market was relatively heavy, driven in large part by refunding activity as borrowers sought to take advantage of low interest rates. Toward the end of 2005, supply began to drop off, a trend that has prevailed so far in 2006. On the demand side, interest from institutional investors such as insurance companies remained strong. Mutual funds also provided support, and purchases by retail investors began to pick up as well, as municipal yields rose.

The biggest influence on the market's performance over the period was a rising interest rate environment. During the period, the Federal Reserve Board (the Fed) increased the fed funds rate, a benchmark short-term lending rate, on four separate occasions in increments of 0.25%, to its current level of 4.50%. Yields on shorter-term bonds rose along with the Fed's tightening. Long-term interest rates rose as well, although to a lesser degree as expectations for inflation remained in check. Since a bond's yield moves in the opposite direction of its price, this meant that prices of bonds generally fell, with shorter maturity bonds experiencing the biggest declines.

The overall result of sharply rising short-term yields and more modest increases in long-term yields was that the tax-free yield curve experienced further flattening over the period.3 On the municipal bond curve, yields on two-year issues increased by 51 basis points while bonds with 30-year maturities experienced a yield increase of just 8 basis points, resulting in a total flattening of 43 basis points. (100 basis points equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

With respect to credit quality, the trend in the municipal market over the period continued to be in the direction of ratings upgrades, and returns were generally highest among lower-quality issues.

Municipal Bond Yield Curve (as of 8/31/05 and 2/28/06)

Source: Municipal Market Data as of February 28, 2006. For illustrative purposes only; not meant to represent the performance of any DWS Scudder product.

Q: How did DWS New York Tax-Free Income Fund perform for the semiannual period?

A: DWS New York Tax-Free Income Fund posted a positive return for the period of 1.11% (Class A shares, unadjusted for sales charges, which would reduce performance if included). This return compares to 0.99% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund's Class A shares bested the 0.85% average of its peer group, the Lipper New York Debt Funds category.4 (Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

4 The Lipper New York Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in New York City and State. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper New York Debt Funds category. It is not possible to invest in a Lipper category. This category average was 3.52% (107), 4.77% (91) and 4.99% (64) for the 1-, 5- and 10-year periods, respectively, as of February 28, 2006.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, we generally trimmed exposure to long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. Given the flattening of the yield curve that has occurred, we do not view the modest income advantage currently offered by long-term issues as attractive. We are currently emphasizing bonds with maturities in the 10-15 year range and that are priced to a call. While this positioning held back performance to a degree over the period, it reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market.

The fund's moderate exposure to lower-quality sectors during the period helped as this area of the market performed well and our security selection within it proved beneficial. In addition, the fund utilized instrument positions known as interest rate SWAPs, which allowed us to benefit from the outperformance of the municipal market versus taxable bonds. Finally, we held inverse floaters, instruments with coupons that move in the opposite direction of interest rates. While short-term rates have risen, they are still at relatively low levels, meaning that the income provided by inverse floaters remains attractive.

Q: What is your current assessment of the New York municipal bond market?

A: The economic backdrop for New York State continues to show gradual improvement, although conditions upstate still lag. While developing an annual budget continues to be a difficult and lengthy process, the state is on an overall path of conservative financial management. The ongoing lawsuit regarding K-12 school funding in New York City remains a source of uncertainty and potentially significant cost to the state's budget. Still, positive economic and fiscal trends have resulted in stable or improved ratings of New York's general obligation debt, which is backed by the full taxing power of the state. The state's bonds continue to be rated AA by Standard & Poor's Corporation and were upgraded in December 2005 from A1 to Aa3 by Moody's Investors Service, Inc. In addition, New York City's debt continues to be rated at its highest levels ever by both Standard & Poor's and Moody's, A+ and A1, respectively. The improving fundamentals were reflected in the upgrading of three large New York credits from "AA" to "AAA" during the period. We believe that the condition of the state's economy and overall fiscal health is stable.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	2/28/06	8/31/05

Revenue Bonds	71%	69%
US Government Secured	17%	18%
General Obligation Bonds	12%	13%
	100%	100%
Quality	2/28/06	8/31/05

AAA	65%	64%
AA	11%	10%
A	13%	16%
BBB	2%	—
BB	2%	2%
B	1%	—
Not Rated	6%	8%
	100%	100%
Effective Maturity	2/28/06	8/31/05

1-9.99 years	79%	76%
10-20 years	21%	23%
Greater than 20 years	—	1%
	100%	100%
Interest Rate Sensitivity	2/28/06	8/31/05

Average Maturity	6.9 years	7.7 years
Duration	5.7 years	6.0 years

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.3%
New York 81.8%
Albany County, NY, Airport Revenue:
AMT, 5.375%, 12/15/2017 (a)	1,000,000	1,044,760
AMT, 5.5%, 12/15/2019 (a)	1,000,000	1,047,450
Albany, NY, Other General Obligation, 7.0%, 1/15/2008 (a)	10,000	10,031
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,189,940
Buffalo, NY, Core City General Obligation, Series A, 5.375%, 2/1/2016 (a)	1,020,000	1,104,415
Buffalo, NY, Other General Obligation, School Improvement, Series D, 5.5%, 12/15/2015 (a)	1,000,000	1,099,490
Chautauqua County, NY, County General Obligation:
ETM, 7.3%, 4/1/2008 (a)	575,000	620,063
ETM, 7.3%, 4/1/2009 (a)	575,000	639,636
Erie County, NY, County General Obligation, Public Improvement, 6.125%, 1/15/2012 (a)	590,000	670,671
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,081,360
Long Island, NY, Electric Revenue, Power Authority:
Zero Coupon, 6/1/2012 (a)	10,000,000	7,946,300
Zero Coupon, 6/1/2014 (a)	2,115,000	1,542,364
Series C, 5.5%, 9/1/2021	1,250,000	1,364,225
Monroe County, NY, General Obligation, Public Improvement:
6.0%, 3/1/2013 (a)	1,050,000	1,196,149
6.0%, 3/1/2014 (a)	1,040,000	1,197,633
6.0%, 3/1/2015 (a)	1,250,000	1,459,362
6.0%, 3/1/2017 (a)	1,410,000	1,644,342
6.0%, 3/1/2018 (a)	1,130,000	1,352,802
Montgomery, NY, School District General Obligation, Valley Central School District, 7.15%, 6/15/2008 (a)	625,000	674,344
Nassau County, NY, Sewer & Storm Water Finance Authority System Revenue, Series B, 5.0%, 10/1/2023 (a)	500,000	530,990
New York, County General Obligation Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,701,657
New York, Higher Education Revenue, Dormitory Authority:
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	240,518
Series C, 7.375%, 5/15/2010	785,000	844,574
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	369,187
Series B, 7.5%, 5/15/2011	545,000	609,953
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (a)	900,000	1,036,908
6.0%, 7/1/2021 (a)	850,000	1,016,456
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,090,810
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (a)	790,000	792,568
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (a)	1,375,000	1,471,841
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (a)	1,000,000	1,092,040
Series A, 5.75%, 7/1/2027 (a)	3,000,000	3,619,950
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (a)	5,000	5,465
6.5%, 7/1/2011 (a)	760,000	865,594
6.5%, 7/1/2012 (a)	500,000	578,920
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (a)	1,000,000	1,085,510
New York, Higher Education Revenue, Urban Development Corp., Syracuse University, Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	4,958,100
5.5%, 1/1/2017	4,890,000	5,489,563
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (a)	1,825,000	1,944,501
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023 (a)	3,000,000	3,511,320
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	227,498
New York, Metropolitan Transportation Authority Revenue, Series F, 5.25%, 11/15/2027 (a)	1,200,000	1,289,964
New York, Multi-Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	100,000	101,332
New York, Sales & Special Tax Revenue, Local Government Assistance Corp.:
Series E, 5.25%, 4/1/2016 (a)	1,185,000	1,311,937
Series C, 5.5%, 4/1/2017	6,000,000	6,759,480
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, Prerefunded, 5.25%, 4/1/2016 (a)	2,000,000	2,223,980
New York, Sales Tax Asset Receivable Corp.:
Series A, 5.0%, 10/15/2026 (a)	5,000,000	5,322,200
Series A, 5.0%, 10/15/2029 (a)	5,000,000	5,307,300
New York, State Agency General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.625%, 7/1/2016 (a)	1,100,000	1,237,214
Series A, 5.75%, 7/1/2009 (a)	1,000,000	1,059,700
Series A, 5.75%, 7/1/2013 (a)	4,100,000	4,509,631
5.75%, 7/1/2018 (a)	2,250,000	2,584,012
New York, State Agency General Obligation Lease, Dormitory Authority, State University Educational Facilities, Prerefunded, 5.25%, 5/15/2018 (a)	3,000,000	3,235,920
New York, State Agency Revenue Lease, Urban Development Corp., Correctional Facilities:
Series B, 5.25%, 1/1/2013 (a)	1,700,000	1,799,637
Series A, 5.5%, 1/1/2014 (a)	2,000,000	2,235,060
New York, State Dormitory Authority Revenue, Series A-1, 5.0%, 8/15/2025 (a)	2,175,000	2,298,627
New York, State Dormitory Authority Revenue, Montefiore Hospital, 5.0%, 8/1/2023 (a)	3,000,000	3,191,940
New York, State Dormitory Authority Revenue, Personal Income Tax, Series A, 5.375%, 3/15/2020	3,000,000	3,322,680
New York, State General Obligation Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2018 (a)	2,000,000	2,296,480
Series D, ETM, 7.0%, 7/1/2009	1,200,000	1,272,648
New York, State General Obligation Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016 (a)	95,000	113,004
New York, State General Obligation Lease, Dormitory Authority, State University Educational Facilities:
Series B, 5.375%, 7/1/2019	1,980,000	2,118,521
5.875%, 5/15/2017 (a)	2,325,000	2,719,808
New York, State General Obligation Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,739,860
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,525,595
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.5%, 6/1/2019	6,000,000	6,583,500
New York, State Housing Finance Agency Revenue, 521 West 42nd St. Apartments, Series A, AMT, 3.23%*, 11/1/2034, KeyBank NA (b)	550,000	550,000
New York, State Housing Finance Agency, State Personal Income Tax Revenue, Economic Development & Housing, Series A, 5.0%, 9/15/2030 (a)	4,000,000	4,203,360
New York, State Thruway Authority, Service Contract Revenue, 5.25%, 4/1/2013	970,000	1,008,111
New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A-1, 5.0%, 12/15/2021 (a)	5,000,000	5,395,400
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority:
Series B, 5.0%, 11/15/2021	6,000,000	6,363,300
Series A, 5.25%, 1/1/2018	2,000,000	2,155,420
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series Q, ETM, 5.125%, 7/1/2012 (a)	5,000,000	5,157,400
Series C, Prerefunded, 5.125%,7/1/2013 (a)	4,000,000	4,344,929
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, 6.125%, 1/1/2021	7,205,000	8,856,458
New York, Urban Development Corp. Revenue, Community Enhancement Facilities, Prerefunded, 5.125%, 4/1/2016 (a)	2,525,000	2,673,318
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (a)	3,695,000	4,213,187
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,360,583
Series C, 5.25%, 6/15/2015	5,330,000	5,745,633
Series B, 5.25%, 6/15/2016	6,000,000	6,514,680
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.5%, 6/15/2014	90,000	90,238
New York and New Jersey, Port Authority Revenue, Special Obligation, AMT, Series 4, 7.0%, 10/1/2007	1,200,000	1,217,196
New York and New Jersey, Port Authority, One Hundred Fortieth, 5.0%, 12/1/2020 (a)	5,180,000	5,627,759
New York City, NY, Housing Development Corp. Revenue, NYC Housing Authority Project, Series A, 5.0%, 7/1/2025 (a)	2,100,000	2,224,425
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	2,000,000	2,104,020
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	3,500,000	3,784,410
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (a)	710,000	728,524
New York, NY, Core City General Obligation, Series D, 5.25%, 2/1/2021 (a)	4,000,000	4,316,520
New York, NY, Core City General Obligation, Public Improvement, Series B, 8.25%, 6/1/2006	2,750,000	2,783,990
New York, NY, Core City General Obligation, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	1,190,000	1,295,815
New York, NY, Core City General Obligation, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,622,895
New York, NY, General Obligation:
Series I, 5.0%, 8/1/2021	2,500,000	2,639,700
Series D, 5.0%, 11/1/2023	5,000,000	5,260,150
Series H, 5.125%, 8/1/2018 (a)	3,230,000	3,379,452
Prerefunded, Series H, 5.125%, 8/1/2018 (a)	175,000	183,628
Series H, 6.0%, 8/1/2014	155,000	161,574
Prerefunded, Series H, 6.0%, 8/1/2014	2,345,000	2,453,128
Prerefunded, Series I, 6.0%, 4/15/2009	1,445,000	1,500,936
Series A, 6.25%, 8/1/2009	2,210,000	2,267,637
Prerefunded, Series A, 6.25%, 8/1/2009	1,480,000	1,520,167
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, AMT, 7.625%, 12/1/2032	2,000,000	2,181,660
New York, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C-1, 5.0%, 5/1/2017	4,000,000	4,200,760
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater Project:
5.8%, 8/1/2016	965,000	1,000,589
5.85%, 8/1/2008	600,000	622,422
New York, NY, Transportation/Tolls Revenue, Thruway Authority, Series A, 5.0%, 3/15/2021 (a) (c)	2,000,000	2,125,760
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series D, Zero Coupon, 6/15/2017	5,000,000	3,176,950
Niagara County, NY, General Obligation, 7.1%, 2/15/2011 (a)	500,000	578,720
Niagara County, NY, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%, 11/15/2024	3,760,000	3,939,690
Niagara Falls, NY, Other General Obligation, Water Treatment Plant, AMT:
7.25%, 11/1/2011 (a)	215,000	250,645
8.5%, 11/1/2006 (a)	1,240,000	1,277,795
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (a) (c)	10,720,000	11,650,174
North Babylon, NY, School District General Obligation, Unified Free School District, 5.25%, 1/15/2016 (a)	1,605,000	1,727,927
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (a)	500,000	549,130
5.5%, 4/1/2014 (a)	1,000,000	1,105,690
Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project:
5.625%, 1/1/2018	2,000,000	2,044,960
5.7%, 1/1/2028	3,250,000	3,306,745
Shenendehowa, NY, School District General Obligation, Central School District, Clifton Park:
6.85%, 6/15/2008 (a)	350,000	377,111
6.85%, 6/15/2009 (a)	350,000	387,720
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Series B, Zero Coupon, 1/15/2007 (a)	650,000	631,176
Series B, Zero Coupon, 7/15/2007 (a)	650,000	620,198
Series B, Zero Coupon, 1/15/2008 (a)	750,000	702,885
		282,291,940
Puerto Rico 6.6%
Commonwealth of Puerto Rico, Highway & Transportation Authority Revenue:
Series K, 5.0%, 7/1/2017	2,000,000	2,120,100
Series AA, 5.5%, 7/1/2017 (a)	4,000,000	4,575,960
Puerto Rico, Electric Power Authority Revenue, 6.0%, 7/1/2012 (a)	4,020,000	4,563,665
Puerto Rico, Municipal Finance Agency, Series A, 5.25%, 8/1/2024	2,500,000	2,692,400
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018 (a)	2,750,000	3,300,798
Puerto Rico, State General Obligation, Public Improvements, 5.5%, 7/1/2013 (a)	5,000,000	5,589,050
		22,841,973
Virgin Islands 0.9%
Virgin Islands, State Agency General Obligation, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,116,670
Total Municipal Bonds and Notes (Cost $287,165,239)		308,250,583

Municipal Inverse Floating Rate Notes 9.6%
New York 8.3%
New York, Senior Care Revenue, Dormitory Authority, Series 310, 144A, 8.56%, 2/15/2010, Leverage Factor at purchase date: 4 to 1 (a)	1,110,000	1,457,530
New York, State Thruway Authority, Highway and Bridge Trust Fund:
Series 1071-2, 6.58%, 4/1/2013, Leverage Factor at purchase date: 3 to 1 (a)	5,000,000	5,777,400
Series 1071-1, 6.58%, 4/1/2019, Leverage Factor at purchase date: 3 to 1 (a)	5,000,000	5,818,750
New York, State Thruway Authority, Personal Income Tax Revenue, Series 995, 34.545%, 3/15/2013, Leverage Factor at purchase date: 8 to 1 (a)	500,000	1,240,900
New York, Transportation/Tolls Revenue, Securities Trust Certificates, 144A, 7.61%, 11/15/2017, Leverage Factor at purchase date: 3 to 1 (a)	5,000,000	6,033,400
New York City, NY, Housing Development Corp. Revenue, Series PA-1299, 34.83%, 7/1/2019, Leverage Factor at purchase date: 8 to 1 (a)	500,000	1,228,250
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Rites-PA 838, 144A, 7.587%, 12/15/2009, Leverage Factor at purchase date: 2 to 1	5,000,000	5,971,850
New York, NY, General Obligation, Series 933, 34.545%, 4/1/2013, Leverage Factor at purchase date: 8 to 1 (a)	500,000	1,243,750
		28,771,830
Puerto Rico 1.3%
Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, Rites-PA 944B, 144A, 7.647%, 7/1/2016, Leverage Factor at purchase date: 4 to 1 (a)	3,375,000	4,483,620
Total Municipal Inverse Floating Rate Notes (Cost $31,241,830)		33,255,450
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $318,407,069)+	98.9	341,506,033
Other Assets and Liabilities, Net	1.1	3,686,900
Net Assets	100.0	345,192,933

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 28, 2006.

+ The cost for federal income tax purposes was $317,866,407. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $23,639,626 . This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,824,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $184,793.

(a) Bond is insured by one of these companies.

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	14.1
Financial Guaranty Insurance Company	12.6
Financial Security Assurance Inc.	13.2
MBIA Corporation	16.7

(b) Security incorporates a letter of credit from a major bank.

(c) All or a portion of these securities represent collateral held in connection with open interest rate swaps.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At February 28, 2006, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
4/12/2006 4/12/2015	9,800,000[1]	Fixed — 3.816%	Floating — BMA	(53,721)
6/13/2006 12/13/2017	20,800,000[2]	Fixed — 5.15%	Floating — LIBOR	(112,428)
8/16/2006 8/16/2019	8,900,000[1]	Fixed — 3.946%	Floating — BMA	(70,258)
8/23/2006 8/23/2020	15,800,000[3]	Fixed — 3.899%	Floating — BMA	(33,184)
Total net unrealized depreciation on open interest rate swaps				(269,591)
Counterparties: [1] Lehman Brothers, Inc. [2] Merrill Lynch, Pierce, Fenner & Smith, Inc. [3] Citibank NA

BMA: Represents the Bond Market Association

LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited)
Assets
Investments in securities, at value (cost $318,407,069)	$ 341,506,033
Interest receivable	4,597,826
Receivable for Fund shares sold	237,627
Other assets	43,827
Total assets	346,385,313
Liabilities
Due to custodian bank	94,533
Dividends payable	244,088
Payable for Fund shares redeemed	237,468
Net unrealized depreciation on interest rate swaps	269,591
Accrued management fee	155,893
Other accrued expenses and payables	190,807
Total liabilities	1,192,380
Net assets, at value	$ 345,192,933
Net Assets
Net assets consist of: Undistributed net investment income	32,969
Net unrealized appreciation (depreciation) on: Investments	23,098,964
Interest rate swaps	(269,591)
Accumulated net realized gain (loss)	2,138,228
Paid-in capital	320,192,363
Net assets, at value	$ 345,192,933

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value, offering and redemption price(a) per share ($143,123,661 ÷ 13,083,176 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.94
Maximum offering price per share (100 ÷ 95.50 of $10.94)	$ 11.46

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,477,290 ÷ 499,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.96

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,395,208 ÷ 584,727 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.94
Class S Net Asset Value, offering and redemption price(a) per share ($190,196,774 ÷ 17,391,309 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.94

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2006 (Unaudited)
Investment Income
Income: Interest	$ 8,461,511
Expenses: Management fee	925,027
Distribution service fees	192,074
Services to shareholders	110,323
Custodian fees	5,036
Auditing	24,749
Legal	7,235
Trustees' fees and expenses	15,663
Reports to shareholders	17,456
Registration fees	16,937
Other	34,106
Total expenses before expense reductions	1,348,606
Expense reductions	(15,946)
Total expenses after expense reductions	1,332,660
Net investment income (loss)	7,128,851
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	345,066
Interest rate swaps	1,886,219
2,231,285
Net unrealized appreciation (depreciation) during the period on: Investments	(5,775,819)
Interest rate swaps	581,462
(5,194,357)
Net gain (loss) on investment transactions	(2,963,072)
Net increase (decrease) in net assets resulting from operations	$ 4,165,779

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31, 2005
Operations: Net investment income	$ 7,128,851	$ 14,659,207
Net realized gain (loss) on investment transactions	2,231,285	3,414,097
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,194,357)	(3,355,982)
Net increase (decrease) in net assets resulting from operations	4,165,779	14,717,322
Distributions to shareholders from: Net investment income: Class A	(2,917,976)	(6,209,926)
Class B	(100,665)	(269,512)
Class C	(102,600)	(174,631)
Class S	(3,944,928)	(7,977,667)
Net realized gains: Class A	(266,070)	—
Class B	(10,597)	—
Class C	(11,338)	—
Class S	(343,912)	—
Fund share transactions: Proceeds from shares sold	16,101,386	18,838,925
Reinvestment of distributions	5,100,698	9,683,229
Cost of shares redeemed	(21,564,960)	(42,036,071)
Redemption fees	115	7
Net increase (decrease) in net assets from Fund share transactions	(362,761)	(13,513,910)
Increase (decrease) in net assets	(3,895,068)	(13,428,324)
Net assets at beginning of period	349,088,001	362,516,325
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $32,969 and $29,713, respectively)	$ 345,192,933	$ 349,088,001

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03	$ 10.39
Income (loss) from investment operations: Net investment income	.22	.44	.46	.46	.47	.47
Net realized and unrealized gain (loss) on investment transactions	(.09)	.00***	.17	(.24)	.09	.64
Total from investment operations	.13	.44	.63	.22	.56	1.11
Less distributions from: Net investment income	(.22)	(.44)	(.46)	(.46)	(.47)	(.47)
Net realized gains	(.02)	—	—	—	—	—
Total distributions	(.24)	(.44)	(.46)	(.46)	(.47)	(.47)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.94	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03
Total Return (%)[c]	1.11**	4.18	5.86	1.99	5.31	10.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	150	159	169	183	188
Ratio of expenses before expense reductions (%)	.86*	.88	.87	.85	.85	.94[d]
Ratio of expenses after expense reductions (%)	.86*	.88	.87	.85	.85	.92[d]
Ratio of net investment income (%)	4.10*	4.01	4.16	4.18	4.36	4.39
Portfolio turnover rate (%)	41*	53	21	24	24	17

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001. The effect of this change did not impact the ratio of net investment income to average net assets. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .93% and .92%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 11.07	$ 10.90	$ 11.13	$ 11.04	$ 10.40
Income (loss) from investment operations: Net investment income	.19	.37	.39	.37	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.09)	.00***	.17	(.23)	.09	.64
Total from investment operations	.10	.37	.56	.14	.47	1.03
Less distributions from: Net investment income	(.19)	(.37)	(.39)	(.37)	(.38)	(.39)
Net realized gains	(.02)	—	—	—	—	—
Total distributions	(.21)	(.37)	(.39)	(.37)	(.38)	(.39)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.96	$ 11.07	$ 11.07	$ 10.90	$ 11.13	$ 11.04
Total Return (%)[c]	.89d**	3.44[d]	5.18[d]	1.22	4.41	10.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	9	10	12	14
Ratio of expenses before expense reductions (%)	1.78*	1.73	1.71	1.71	1.71	1.73[e]
Ratio of expenses after expense reductions (%)	1.49*	1.49	1.51	1.71	1.71	1.70[e]
Ratio of net investment income (%)	3.47*	3.40	3.52	3.32	3.51	3.60
Portfolio turnover rate (%)	41*	53	21	24	24	17

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.50% to 3.51%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.71% and 1.70%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.11	$ 11.02	$ 10.38
Income (loss) from investment operations: Net investment income	.19	.37	.38	.37	.38	.39
Net realized and unrealized gain (loss) on investment transactions	(.10)	.00***	.17	(.23)	.09	.64
Total from investment operations	.09	.37	.55	.14	.47	1.03
Less distributions from: Net investment income	(.18)	(.37)	(.38)	(.37)	(.38)	(.39)
Net realized gains	(.02)	—	—	—	—	—
Total distributions	(.20)	(.37)	(.38)	(.37)	(.38)	(.39)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.94	$ 11.05	$ 11.05	$ 10.88	$ 11.11	$ 11.02
Total Return (%)[c]	.86d**	3.38[d]	5.12[d]	1.24	4.41	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	5	5	5	4
Ratio of expenses before expense reductions (%)	1.70*	1.68	1.67	1.68	1.69	1.73[e]
Ratio of expenses after expense reductions (%)	1.56*	1.56	1.56	1.68	1.69	1.68[e]
Ratio of net investment income (%)	3.40*	3.33	3.47	3.35	3.53	3.62
Portfolio turnover rate (%)	41*	53	21	24	24	17

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 3.52% to 3.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2006[a]	2005	2004	2003	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03	$ 10.73
Income (loss) from investment operations: Net investment income	.23	.46	.48	.48	.49	.10
Net realized and unrealized gain (loss) on investment transactions	(.09)	.00***	.18	(.24)	.08	.30
Total from investment operations	.14	.46	.66	.24	.57	.40
Less distributions from: Net investment income	(.23)	(.46)	(.49)	(.48)	(.48)	(.10)
Net realized gains	(.02)	—	—	—	—	—
Total distributions	(.25)	(.46)	(.49)	(.48)	(.48)	(.10)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 10.94	$ 11.05	$ 11.05	$ 10.88	$ 11.12	$ 11.03
Total Return (%)	1.30**	4.30	6.12	2.15	5.48	3.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190	187	190	182	191	188
Ratio of expenses before expense reductions (%)	.67*	.67	.65	.70	.69	.75*
Ratio of expenses after expense reductions (%)	.67*	.67	.65	.70	.69	.72*
Ratio of net investment income (%)	4.29*	4.22	4.38	4.33	4.53	4.50*
Portfolio turnover rate (%)	41*	53	21	24	24	17

[a] For the six months ended February 28, 2006 (Unaudited).

[b] As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.52% to 4.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

[c] For the period from June 18, 2001 (commencement of operations of Class S shares) to August 31, 2001.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS New York Tax-Free Income Fund (formerly Scudder New York Tax-Free Income Fund) (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (formerly Scudder State Tax-Free Income Series) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The derivative debt instrument in which the Fund invests is a tender option bond trust (the "trust") established by a financial institution or broker consisting of underlying municipal obligations with relatively long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund has the price risk of the underlying municipal obligations at the applicable leverage factors that can range from 2 to 10 times. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $70,233,824 and $81,395,563, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

For the period September 1, 2005 through December 31, 2005, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses).

In addition to the contractual expense limitation described above, for the period September 1, 2005 through September 30, 2006, the Fund's Advisor, accounting agent, principal underwriter and administrator, and transfer agent have each contractually agreed to limit their respective fees or reimburse expenses to the extent necessary to maintain the Fund's operating expenses at 1.49% and 1.56% for Class B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 35,436	$ —	$ 20,011
Class B	4,310	4,310	—
Class C	1,980	1,980	—
Class S	35,832	—	19,053
	$ 77,558	$ 6,290	$ 39,064

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2006
Class B	$ 22,027	$ 3,013
Class C	22,777	3,500
	$ 44,804	$ 6,513

In addition, DWS-SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2006	Annualized Effective Rate
Class A	$ 132,476	$ —	$ 64,831.18%
Class B	7,232	4,187	—	.10%
Class C	7,562	2,244	—	.18%
	$ 147,270	$ 6,431	$ 64,831

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2006 aggregated $5,164.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2006, the CDSC for Class B and C shares was $22,998 and $0, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $12,120, all of which is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Reductions

For the six months ended February 28, 2006, the Advisor agreed to reimburse the Fund $3,025, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2006 the custodian fees were reduced by $200 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	153,406	$ 1,672,295	507,946	$ 5,599,067
Class B	24,762	269,837	50,532	557,882
Class C	42,069	460,363	125,301	1,381,532
Class S	1,261,641	13,698,891	1,024,484	11,300,444
		$ 16,101,386		$ 18,838,925
Shares issued to shareholders in reinvestments of distributions
Class A	203,651	$ 2,217,868	388,034	$ 4,282,002
Class B	6,539	71,301	14,826	163,842
Class C	7,841	85,349	12,234	134,953
Class S	250,422	2,726,180	462,631	5,102,432
		$ 5,100,698		$ 9,683,229
Shares redeemed
Class A	(824,665)	$ (8,986,150)	(1,731,081)	$ (19,096,318)
Class B	(140,735)	(1,536,952)	(258,357)	(2,854,197)
Class C	(12,300)	(133,831)	(28,404)	(312,122)
Class S	(1,001,812)	(10,908,027)	(1,793,542)	(19,773,434)
		$ (21,564,960)		$ (42,036,071)
Redemption fees		$ 115		$ 7
Net increase (decrease)
Class A	(467,608)	$ (5,095,872)	(835,101)	$ (9,215,242)
Class B	(109,434)	(1,195,814)	(192,999)	(2,132,473)
Class C	37,610	411,881	109,131	1,204,363
Class S	510,251	5,517,044	(306,427)	(3,370,558)
		$ (362,761)		$ (13,513,910)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the short-term relative underperformance of the Fund, and took into account the factors contributing to such performance, the Fund's favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was above the median of the peer group and that the Fund's total expense ratio was in the fourth quartile for Class A shares, above the median of the peer universe for Class C shares but below the fourth quartile, and below the median of the peer universe for Class B and S shares. The Board examined the total expense ratio for Class A shares less 12b-1 plan expenses and noted that the expense ratio less 12b-1 plan expenses for Class A shares was below the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor's commitment to cap total expenses through December 31, 2005.

Given that the Advisor's estimates of current expenses provided to the Board for Class B and C shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class B and C shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to extend the expense caps as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratios for Class A and C shares were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KNTAX	KNTBX	KNTCX
CUSIP Number	23337H-504	23337H-603	23337H-702
Fund Number	26	226	326
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SNWYX
Fund Number	326

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS New York Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2006